SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 3, 2005

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement with Bushido Capital

On June 3, 2005, we entered into a Consulting Agreement (the “Consulting Agreement”) with Bushido Capital Partners (“Bushido”) in which we agreed to engage Bushido to provide business consulting services to us, including advising us on credit line formation for our wholesale call services business and introducing us to potential credit line providers. In consideration for these services, we have agreed to pay Bushido $200,000 in cash (the “Cash Fee”) and to issue to Bushido a warrant to purchase 200,000 shares of our common stock at an exercise price of $1.00 per share. The warrant expires on June 3, 2010. Fifty percent of the Cash Fee ($100,000) was paid upon execution of the Consulting Agreement, and the balance of the Cash Fee is payable in six equal monthly installments of $16,666.67 commencing on July 3, 2005. We have also agreed to indemnify Bushido from claims arising in relation to the services it provides to us under the Consulting Agreement.

The discussion in this current report is only a summary and is qualified in its entirety by reference to the Consulting Agreement, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference in this Item.

ITEM 3.02                                       UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Consulting Agreement, we have agreed to issue to Bushido a warrant to purchase up to 200,000 shares of our common stock at an initial exercise price of $1.00 per share. The warrant will expire on June 3, 2010. The warrant becomes exercisable in the event that we obtain a credit line for receivables financing of our wholesale call services business in an aggregate amount of $5,000,000 or more within one year following the date of the Consulting Agreement, irrespective of whether the provider of the credit line was introduced to us by Bushido in connection with the performance of the services by Bushido under the Consulting Agreement. The warrant contains a cashless exercise provision whereby the holder may pay the exercise price by having us withhold upon exercise shares having a fair market value equal to the applicable aggregate exercise price if, after the first anniversary of the date of issuance of the warrant, there is no effective registration statement registering, or no current prospectus available for, the resale of the shares issuable upon the exercise of the warrant.  In the event this provision is used with respect to an exercise, we would receive no proceeds from the sale of our common stock in connection with such exercise.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

10.1	Consulting Agreement dated June 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS
SERVICES, INC.

Dated: June 9, 2005	/s/ George Vaughn
George Vaughn Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Number	Title

10.1	Consulting Agreement dated June 3, 2005